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                                EXHIBIT h.(viii)

       Form of Amendment Number 7 to Transfer Agency and Service Agreement
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                              AMENDMENT NUMBER 7 TO
                      TRANSFER AGENCY AND SERVICE AGREEMENT


         Pursuant to the Transfer Agency and Service Agreement between State Street Bank and Trust Company and The Hartford Mutual Funds, Inc. (formerly known as ITT Hartford Mutual Funds, Inc.) dated July 15, 1996, as amended (the "Agreement"), The Hartford Large Cap Value Fund, The Hartford MidCap Value Fund, The Hartford International Capital Appreciation Fund, The Hartford International Small Company Fund and The Hartford Focus Growth Fund are hereby included as five new Funds. All provisions in the Agreement shall apply to The Hartford Large Cap Value Fund, The Hartford MidCap Value Fund, The Hartford International Capital Appreciation Fund, The Hartford International Small Company Fund and The Hartford Focus Growth Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed on the ____ day of ______, 2001.


                                    STATE STREET BANK AND TRUST COMPANY


                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------



                                    THE HARTFORD MUTUAL FUNDS, INC.
                                    on behalf of:
                                    The Hartford Large Cap Value Fund
                                    The Hartford MidCap Value Fund
                                    The Hartford International Capital
                                    Appreciation Fund
                                    The Hartford International Small
                                    Company Fund
                                    The Hartford Focus Growth Fund

                                    By:
                                            ------------------------------------
                                            David M. Znamierowski
                                            President